               WAVETEK CORPORATION EXECUTIVE BENEFITS PLAN - FINAL
                                  JUNE 1, 1997


Purpose:

     To provide additional benefits for employees who, in the execution of their responsibilities, are in a position to significantly influence the performance level of the Company.

Eligibility:

     All employees in Grade 19 and above.

Benefits:

- -    Enhanced short-term compensation through participation in the Wavetek
     Executive Bonus Plan.

- -    Long-term compensation through participation in Wavetek's Stock Option
     Plan.

- -    Additional vacation (for employees in countries where standard vacation is less than 4 weeks).

     Grade 19 - 3 weeks per annum for the first 4 years of employment; 4 weeks thereafter.
     Grade 20 and above - 4 weeks per annum from date of employment.

- -    Additional severance pay in the event of termination (subject to signing
     Wavetek's Severance and General Release Agreement):

     Grade 19 - 13 weeks of base salary - cash payment.

     Grade 20 - at the discretion of the Company either (a) a cash payment equal to 26 weeks of base salary, or (b) continuation of employee's base salary until the employee obtains employment for a period not to exceed 26 months.

     Grade 21 and above - at the discretion of the Company either (a) a cash payment equal to 52 weeks of base salary, or (b) continuation of employee's base salary until the employee obtains employment for a period not to exceed 52 weeks.

- -    Automobile allowance:

     Grade 20 and above, amount in accordance with country standard.

                          EXECUTIVE BONUS PLAN - FINAL


Grade 18:

     25% of base salary - based on meeting personal objectives, divisional objectives and financial results.

Grade 19:

     30% of base salary - based on personal objectives and divisional (for divisional employees) or corporate (for corporate employees) objectives and financial results.

Grade 20:

     30% of base salary - based on personal objectives, divisional objectives and financial results, and corporate objectives and financial results.

Grade 21:

     35% of base salary - based on personal objectives, divisional objectives and financial results, and corporate objectives and financial results.

Grade 22:

     40% of base salary - based on personal objectives, corporate objectives and corporate financial results.

Grade 23:

     45% of base salary - based on personal objectives, corporate objectives and corporate financial results.

Grade 24:

     50% of base salary - based on personal objectives, corporate objectives and corporate financial results.